Valuation of debt and equity investments and certain liabilities - Change in fair values for Level 3 assets (Details) (Level 3, Auction-rate securities, USD $) In Millions, unless otherwise specified	9 Months Ended
Sep. 30, 2012
Level 3 | Auction-rate securities
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning	$ 134
Change in unrealized loss – included in AOCI	13
Redemptions	(84)
Sales	(63)
Balance, Ending	$ 0